AMENDMENT NO. 1 TO
LOAN AND SECURITY AGREEMENT
This Amendment No. 1, dated as of December 11, 2012 (this “Amendment”), is among DT Warehouse V, LLC, as borrower (the “Borrower”), DT Credit Company, LLC, as servicer (the “Servicer”), Wells Fargo Bank, National Association, as lender (the “Lender”), Wells Fargo Securities, LLC, as administrative agent (the “Administrative Agent”), and Wells Fargo Bank, National Association, as collateral custodian (in such capacity, the “Collateral Custodian”) and backup servicer (in such capacity, the “Backup Servicer”), and relates to the Loan and Security Agreement, dated as of December 23, 2011 (the “Loan Agreement”), among the Borrower, the Servicer, the Lender, the Administrative Agent, the Collateral Custodian and the Backup Servicer.
Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.
RECITALS
WHEREAS, the parties hereto desire to amend various provisions of the Loan Agreement on the terms and in the manner set forth herein.
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.01 Amendments.
(a)The definition of “Extension Rate (Pledged Contracts)” in Section 1.1 of the Loan Agreement is hereby amended by deleting in its entirety and replacing it with the following:
“Extension Rate (Pledged Contracts)”: As of the Measurement Date, the percentage of Pledged Contracts for which an extension of time to make any Scheduled Payment thereunder has been granted by the Servicer in accordance with the Credit and Collection Policy as of such Measurement Date (computed as the number of whole months extended or fractions thereof and based on the number of Contracts for which such extensions were granted during such Accounting Period and the number of Pledged Contracts at the beginning of such Accounting Period).

(b)    The definition of “Overcollateralization Increase Event” in Section 1.1 of the Loan Agreement is hereby amended by deleting in its entirety and replacing it with the following:
“Overcollateralization Increase Event”: The occurrence, as of any time specified below, of any of the following events:
(i)    the average of the Delinquency Ratio (Managed Contracts) for any Measurement Date and the two immediately preceding Measurement Dates exceeds 11.00%;

(ii)    the average of the Delinquency Ratio (Pledged Contracts) for any Measurement Date and the two immediately preceding Measurement Dates exceeds 11.00%;
(iii)    the average of the Net Losses Ratio (Managed Contracts) as of the last day of any Accounting Period and the last day of each of the two immediately preceding Accounting Periods exceeds 3.15%;
(iv)    the average of the Net Losses Ratio (Pledged Contracts) as of the last day of any Accounting Period and the last day of each of the two immediately preceding Accounting Periods exceeds 3.15%;
(v)    the Rolling Average Extension Rate (Managed Contracts) for any Measurement Date exceeds 5.0%;
(vi)     the Rolling Average Extension Rate (Pledged Contracts) for any Measurement Date exceeds 5.0%;
(vii)     the Extension Rate (Managed Contracts) for any Measurement Date exceeds 7.0%;
(viii)     the Extension Rate (Pledged Contracts) for any Measurement Date exceeds 7.0%; or
(ix)    the Excess Spread for any Determination Date is less than 7.0%.
(c)    The definition of “Rolling Average Extension Rate (Managed Contracts)” in Section 1.1 of the Loan Agreement is hereby added with the following:
“Rolling Average Extension Rate (Managed Contracts)”: With respect to the Managed Contracts, the percentage of Managed Contracts for which an extension has been granted by the Servicer in accordance with the Credit and Collection Policy during any Accounting Period (computed as the number of whole months extended or fractions thereof, on a twelve (12) month rolling average basis and based on the number of Managed Contracts at the beginning of each Accounting Period).
(d)    The definition of “Rolling Average Extension Rate (Pledged Contracts)” in Section 1.1 of the Loan Agreement is hereby added with the following:
“Rolling Average Extension Rate (Pledged Contracts)”: With respect to the Pledged Contracts, the percentage of Pledged Contracts for which an extension has been granted by the Servicer in accordance with the Credit and Collection Policy during any Accounting Period (computed as the number of whole months extended or fractions thereof, on a twelve (12) month rolling average basis and based on the number of Pledged Contracts at the beginning of each Accounting Period).

(e)    The second sentence of Section 7.10(a) of the Loan Agreement is hereby amended by deleting in its entirety and replacing it with the following:
“The Backup Servicer shall, on the second (2nd) Business Day after receipt of the electronic file referred to in the preceding sentence, load such electronic file, confirm such computer tape or diskette is in readable form and verify the following: (i) the aggregate Principal Balance of all Pledged Contracts as of the most recent Determination Date, (ii) the Delinquency Ratio (Managed Contracts), Delinquency Ratio (Pledged Contracts), the Net Losses Ratio (Managed Contracts), the Net Losses Ratio (Pledged Contracts), the Extension Rate (Managed Contracts), the Extension Rate (Pledged Contracts), the Rolling Average Extension Rate (Managed Contracts), the Rolling Average Extension Rate (Pledged Contracts) and the Excess Spread as of the related Determination Date, each as set forth in the Monthly Report and (iii) the Borrowing Base as of the related Reporting Date (calculated as of the related Determination Date, but prior to the date of such Monthly Report, the related Cut-off Date).”
(f)    Section 10.1(a)(xvi) and (xvii) of the Loan Agreement are hereby amended by deleting in its entirety and replacing it with the following:
(xvi)     the Rolling Average Extension Rate (Managed Contracts) for any Measurement Date exceeds 6.5%;

(xvii)     the Rolling Average Extension Rate (Pledged Contracts) for any Measurement Date exceeds 6.5%;

(f)    Section 10.1(a) of the Loan Agreement is hereby amended by adding the following:
(xxvi)     the Extension Rate (Managed Contracts) for any Measurement Date exceeds 8.0%; or

(xxvii)     the Extension Rate (Pledged Contracts) for any Measurement Date exceeds 8.0%.
Section 1.02 Representation and Warranties.
(a)    Each of the Borrower and the Servicer represents and warrants to the other parties hereto as of the date hereof that (i) each of its representations and warranties set forth in the Loan Agreement is true and correct in all material respects as if made on the date hereof (except to the extent any such representation and warranty expressly refers to an earlier date) and (ii) upon the effectiveness of this Amendment, no Termination Event has occurred and is continuing.
(b)    Each of the Borrower and the Servicer by executing this Amendment hereby represents and warrants that (i) the individual executing this Amendment on behalf of such party is duly authorized to do so, (ii) such party has full right and authority to enter into this Amendment and to consummate the transactions described in this Amendment and (iii) each of this Amendment and the Loan Agreement constitutes the valid and legally binding obligation of such party, enforceable against such party in accordance with its terms.
Section 1.03 Conditions to Effectiveness; Acknowledgement of Overcollateralization Increase Event.
(a)    This Amendment shall become effective immediately when the parties hereto shall have received an executed counterpart of this Amendment.
(b)    Subject to clause (a) of this Section, this Amendment will apply beginning with the November 2012 Collection Period and shall apply to the related Monthly Report.
(c)    The parties hereto acknowledge that an Overcollateralization Increase Event occurred with respect to the September 2012 Collection Period and deem that such Overcollateralization Increase Period is no longer in effect, as of November 30, 2012.
Section 1.04 Waiver of Notice. The parties hereto waive any notices required under the Original Loan Agreement in connection with this Amendment.
Section 1.05 Full Force and Effect.
(a)    Except as hereby modified pursuant to this Amendment, the Loan Agreement shall continue in full force and effect and is hereby ratified and confirmed by the Borrower in all respects. The Loan Agreement and each of the other Transaction Documents, taken together, constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof and thereof. Each of the Borrower and the Servicer understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, it shall not be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.
(b)    The execution and delivery of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any of the other Transaction Documents.
Section 1.06 GOVERNING LAW. THE PROVISIONS RELATING TO GOVERNING LAW CONTAINED IN SECTION 15.6 OF THE LOAN AGREEMENT SHALL APPLY TO THIS AMENDMENT.
Section 1.07 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers or managers thereunto duly authorized, as of the date first above written.
DT WAREHOUSE V, LLC, as Borrower

By:
Name:
Title:

DT CREDIT COMPANY, LLC,
as Servicer

By:
Name:
Title:

Signature Page to Amendment No. 1
to Loan and Security Agreement

WELLS FARGO SECURITIES, LLC, as Administrative Agent

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Backup Servicer and Collateral Custodian

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

Signature Page to Amendment No. 1
to Loan and Security Agreement